Other Current Liabilities - Schedule of Other Current Liabilities (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2024 CNY (¥)	Jun. 30, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Other Current Liabilities [Abstract]
Professional service fee			¥ 6,319		¥ 9,391
Advertising expense payables			2,703		5,893
Promotional expense payables			5,862		1,099
Others			5,582		7,308
Total	¥ 17,364	$ 2,389	¥ 20,466	$ 2,879	¥ 23,691